Exhibit 99.2
First Quarter 2008 Review April 17, 2008 Speakers: Henry Meyer Jeff Weeden

PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 FORWARD-LOOKING STATEMENT DISCLOSURE This presentation contains forward-looking statements, including statements about our financial condition, results of operations, earnings outlook, asset quality trends and profitability. Forward- looking statements express management's current expectations or forecasts of future events and, by their nature, are subject to assumptions, risks and uncertainties. Although management believes that the expectations and forecasts reflected in these forward-looking statements are reasonable, actual results could differ materially due to a variety of factors including: (1) changes in interest rates; (2) changes in trade, monetary or fiscal policy; (3) continued disruption in the fixed income markets; (4) adverse capital markets conditions; (5) changes in general economic conditions, or in the condition of the local economies or industries in which we have significant operations or assets, which could, among other things, materially impact credit quality trends and our ability to generate loans; (6) increased competitive pressure among financial services companies; (7) the inability to successfully execute strategic initiatives designed to grow revenues and/or manage expenses; (8) consummation of significant business combinations or divestitures; (9) operational or risk management failures due to technological or other factors; (10) changes in accounting or tax practices or requirements; (11) new legal obligations or liabilities or unfavorable resolution of litigation; (12) heightened regulatory practices, requirements or expectations; and (13) disruption in the economy and general business climate as a result of terrorist activities or military actions. Forward-looking statements are not guarantees of future performance and should not be relied upon as representing management's views as of any subsequent date. We do not assume any obligation to update these forward-looking statements. For further information regarding KeyCorp, please read KeyCorp's reports that are filed with the Securities and Exchange Commission and are available at www.sec.gov.

Strategic Update Executing on strategic actions announced in 4Q07: Building loan loss reserve Addressing homebuilder segment Managing expenses Actions taken to reduce volatility in HFS portfolio Commercial Real Estate Education Loans Successful integration of U.S.B. Holding Co.

Financial Summary-1Q08 vs. 1Q07 (1) Continuing Operations exclude the results of the Champion Mortgage finance business, which has been accounted for as a discontinued operation. Results from Continuing Operations (1) EPS ROE NIM Average Earning Assets Asset Quality - Net Charge-offs - NPLs $0.54 vs. $0.89 10.38% vs. 19.06% 3.14% vs. 3.50% up 12.1% 0.67% vs. 0.27% 1.38% vs. 0.39%

Net Interest Margin (TE)-Continuing Ops. 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 Net Interest Income 689 692 716 722 726 726 744 700 706 712 750 704 Net Interest Spread 0.0319 0.0309 0.0306 0.0305 0.0296 0.0285 0.0285 0.027 0.0262 0.0252 0.0275 0.0265 Net Interest Margin 0.0367 0.0363 0.0368 0.0372 0.0368 0.0361 0.0366 0.035 0.0346 0.034 0.0348 0.0314 TE = Taxable Equivalent $ in millions

Noninterest Income-Continuing Ops. $ in millions

Noninterest Expense-Continuing Ops. $ in millions

2003 2004 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 Average Loan Growth Adjusted for Union State Bank Acquisition 0.063 0.084 Average Loan Growth from Prior Year -0.0156 -0.0349 0.0815 0.0613 0.0483 0.054 0.0539 0.0516 0.034 0.0234 0.02157 0.03834 0.063 0.1065 $ in billions Commercial Consumer $46.7 17.5 $47.3 17.6 $47.6 17.6 Average Loans-Continuing Ops. $48.0 17.6 $48.3 17.4 $48.8 17.5 $49.7 18.0 $51.6 18.1 $54.2 18.5

$ in billions 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 CD's 11.3 11.5 11.7 11.9 12.063 12.047 11.5 11.455 12.8 Average Core Deposit Growth Adjusted for Union State Bank Acquisition -0.01 0.00596 Average Core Deposit Growth Adjusted for McDonald Divestiture 0.0571 0.013 0.01 0.034 0.0222 0.0202 Average Core Deposit Growth from Prior Year 0.0997 0.1016 0.0804 0.0571 0.000229 -0.01957 0 -0.01 0.042 DDA NOW/MMDA Savings CD's $12.7 24.5 1.8 11.3 $13.0 25.3 1.8 11.5 $13.1 25.2 1.7 11.7 $13.4 25.1 1.7 11.9 $13.2 23.4 1.6 12.1 $14.0 23.0 1.6 12.0 $14.4 24.2 1.6 11.5 $12.9 25.7 1.5 11.5 $10.7 27.0 1.9 12.8 Average Core Deposits-Continuing Ops.

Asset Quality $ in millions

Capital Ratios 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 Total Risk-based Capital 0.1191 0.1208 0.1213 0.1243 0.122 0.1215 0.1176 0.1138 0.119 Tangible Equity to Tangible Assets 0.0671 0.0668 0.0681 0.0701 0.0704 0.0697 0.0687 0.0658 0.0685 Peer-Tangible Equity to Tangible Assets 0.0586 0.0571 0.0623 0.0652 0.0608 0.057 0.0564 0.0547 Tier 1 Risk-based Capital 0.0764 0.079 0.0802 0.0824 0.0815 0.0814 0.0794 0.0744 0.0809 Peer-Tier 1 Risk-based Capital 0.083 0.0826 0.0823 0.0849 0.086 0.0812 0.0796 0.0755 Peer Total Risk-based Capital 0.1179 0.1208 0.1231 0.125 0.122 0.1172 0.1131 0.113 Total Risk-based Capital 0.1191 0.1208 0.1213 0.1243 0.122 0.1215 0.1176 0.1138 0.119 * 1Q08 Tier 1 and Total Risk-based Capital ratios are estimated. Total Risk-based Capital* Peer Median - Total Risk-based Capital Tangible Equity to Tangible Assets Tier 1 Risk-based Capital* Peer Median - Tangible Equity to Tangible Assets Peer Median - Tier 1 Risk-based Capital

2008 Outlook Net Interest Margin 3.30% range Loan Growth Low- to mid-single digit range Core Deposit Growth Low single digit range Net Charge-Offs Expenses Effective Tax Rate (TE) 65 - 90 basis point range Low single digit range Approximately 32% TE = Taxable Equivalent

Appendix

Community Banking Great Lakes Core Deposits: 35% Commercial Loans: 34% Home Equity Loans: 31% Northwest Core Deposits: 23% Commercial Loans: 29% Home Equity Loans: 28% Rocky Mountains Core Deposits: 9% Commercial Loans: 14% Home Equity Loans: 13% Northeast Core Deposits: 33% Commercial Loans: 23% Home Equity Loans: 28% Quarterly Average Balances-March 31, 2008. $ in millions

National Banking-Continuing Ops. Financial Summary TE = Taxable Equivalent N/M = Not Meaningful N/A = Not Applicable $ in millions

National Banking Line of Business Summary $ in millions TE = Taxable Equivalent N/M = Not Meaningful N/A = Not Applicable

National Banking Line of Business Summary $ in millions TE = Taxable Equivalent N/M = Not Meaningful N/A = Not Applicable

Financial Summary $ in millions TE = Taxable Equivalent N/A = Not Applicable Community Banking

Community Banking Line of Business Summary $ in millions TE = Taxable Equivalent N/M = Not Meaningful N/A = Not Applicable

Average Loan Breakdown $ in millions Continuing Operations

Commercial Portfolio*-Credit Size <$5 $5 to $15 $15 to $25 > $25 Outstanding 0.4416 0.2854 0.1281 0.1447 Commitments 0.3526 0.2382 0.1359 0.2732 # of Obligations 0.9844 0.0106 0.0027 0.0023 $ in millions Outstanding Commitments # of Obligations March 31, 2008 *Excludes commercial lease financing balances

Net Charge-Offs to Average Loans 2004 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 KEY 0.0074 0.0032 0.0032 0.0102 0.0024 0.0022 0.0026 0.0033 0.0027 0.0032 0.0035 0.0067 0.0067 0.0057 0.0026 0.0022 Peer Median S&P Regional & Diversified Bank Indices 0.0034 0.0025 0.0027 0.0029 0.0024 0.0021 0.0023 0.0033 0.0027 0.0028 0.0034 0.0059 Continuing Operations

Net Charge-Offs to Average Loans Consumer (1) Commercial 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 Consumer/Comml Loans 0.0023 0.0016 0.0019 0.0015 0.0012 0.0023 0.0028 0.002 0.0029 0.003 0.0067 0.0055 '0 0.0054 0.0056 0.0036 0.0051 0.0043 0.0036 0.0045 0.0047 0.0041 0.0046 0.0069 0.01 Continuing 0.0006 0.0109 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 (1) Excludes Champion Mortgage by Loan Type 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08

$ in millions 2003 2004 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 NPAs to Loans + OREO 0.0126 0.006 0.0052 0.006 0.0046 0.0048 0.0046 0.005 0.0041 0.0054 0.0057 0.0083 0.0108 0.0146 Peer Median S&P Regional & Diversified Bank Indices 0.0043 0.0044 0.0044 0.0046 0.005 0.0049 0.0054 0.0066 0.0085 0.0101 OREO 58.939 71 45.604 33.103 29.887 24.883 29 106 57.782 98.681 102.35 72.87 77 61 Consumer 229.001 130 122.115 122.942 130.139 152.329 130 83 92.286 98.567 94.955 104.975 119 146 Commercial 465.287 178 169.828 237.09 146.546 142.935 149 140 122.713 155.445 180.919 392.929 568 908 Total 753.227 379 337.547 393.135 306.572 320.1 308 329 272.781 352.693 378.224 570 764 1115 Commercial Consumer OREO + Other Nonperforming Assets $138 157 25 $144 135 25 $135 88 106 Peer Median S&P Regional & Diversified Bank Indices $118 97 58 $155 99 99 $181 95 102 $393 105 72 $568 119 77 NPAs to Loans + OREO $908 146 61

Allowance to NPLs 2003 2004 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 KEY 2.03 3.69 3.7671 3.04 3.49 3.27 3.43 4.23 4.39 3.72 3.42 1.92 1.75 1.23 Peer Median S&P Regional & Diversified Bank Indices 2.38 3.14 3.37 3.38 3.56 3.76 3.26 3.24 2.9 2.41 2.1 1.83 1.71

Allowance to Period-End Loans 2003 2004 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 KEY 0.0235 0.018 0.017 0.0167 0.0145 0.0144 0.0142 0.0144 0.0143 0.0144 0.0142 0.0138 0.0169 0.017 Peer Median S&P Regional & Diversified Bank Indices 0.0141 0.0121 0.0118 0.0121 0.0113 0.0109 0.0107 0.0107 0.0106 0.0108 0.0107 0.0109 0.0121

Commercial Real Estate Loans March 31, 2008 $ in millions N/M = Not Meaningful

Commercial Real Estate Residential Properties: $3.4 Billion $1.2 B $0.3 B $0.4 B $0.2 B $0.9 B $0.4 B $0.7 B $0.6 B

2000 2001 2002 2003 2004 2005 1Q06 2Q06 3Q06 4Q06 2006 1Q07 2Q07 3Q07 4Q07 1Q08 Servicing Portfolio 8.3 11 19.8 22.4 34.1 73.7 76.1 78.4 81.8 93.6 93.6 108.3 121.4 136.2 134.9 130.6 Average Escrow Deposits 0.125 0.303 0.411 0.558 0.832 1.23 2.135 2.386 2.494 3.053 2.52 3.279 3.924 4.57 4.3 4.1 Commercial Real Estate Servicing $ in billions Average Escrow Deposits Servicing Portfolio

Home Equity Loans * Period End Balance $ in millions March 31, 2008